CSFB 05-5

Group 3

Pay rules

1.

Pay concurrently:

a.

Approximately 36.577% to the 3PT until retired

b.

Approximately 63.423% sequentially as follows:

i.

Pay according to the PAC schedule A as follows:

1.

Pay the 3P1 until retired

ii.

Pay concurrently:

1.

11.1111111111111% pro-rata to the 2A4-2A6 until retired

2.

88.8888888888889% sequentially as follows

a.

Pay according to the 2A2 TAC schedule

i.

Pay the 2A2 until retired

b.

Pay pro-rata to the 2A1 and 2A7 until retired

c.

Pay disregarding the 2A2 TAC schedule

i.

Pay the 2A2 until retired

d.

Pay the 2A3 until retired

iii.

Pay disregarding the PAC schedule A as follows:

1.

Pay the 3P1 until retired

Notes

Pxing Speed = 300PSA

Settlement = 5/31/05